SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 30, 2003

                       SPAN-AMERICA MEDICAL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-11392

        South Carolina                                    57-0525804
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                               70 Commerce Center
                        Greenville, South Carolina 29615
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number (including area code): (864) 288-8877

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number    Exhibit
      --------------    -------

           99.1         Press Release dated October 30, 2003

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Span-America Medical Systems, Inc. ("SPAN") issued a press release announcing financial information for its fourth quarter and fiscal year ended September 27, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SPAN-AMERICA MEDICAL SYSTEMS, INC.

                                              /s/ Richard C. Coggins
                                              ----------------------------------
                                              Richard C. Coggins
                                              Chief Financial Officer

Dated: October 30, 2003


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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit
--------------    -------

99.1              Press Release dated October 30, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.